UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2025

WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-02979	No.	41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 415-371-2921

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1-2/3	WFC	New York Stock Exchange (NYSE)
7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series AA	WFC.PRA	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series CC	WFC.PRC	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series DD	WFC.PRD	NYSE
Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b‑2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on April 29, 2025 (“2025 Annual Meeting”). At the 2025 Annual Meeting, shareholders elected the 13 director nominees nominated by the Board as each director nominee received a greater number of votes cast “for” his or her election than votes cast “against” his or her election, as reflected below. In addition, shareholders approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Proxy Statement, and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2025. The four shareholder proposals presented at the 2025 Annual Meeting described below did not receive majority support. The final voting results for each item presented at the 2025 Annual Meeting are set forth below. Voting results are, when applicable, reported by rounding fractional share voting up or down to the nearest round number.

Election of Director Nominees

DIRECTOR	FOR	%[1]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Steven D. Black	2,485,452,210	97.51%	63,565,703	11,935,591	291,297,408
Mark A. Chancy	2,509,387,741	98.44%	39,720,701	11,845,062	291,297,408
Celeste A. Clark	2,473,931,496	97.06%	75,055,835	11,966,173	291,297,408
Theodore F. Craver, Jr.	2,488,103,170	97.61%	60,983,083	11,867,251	291,297,408
Richard K. Davis	2,499,290,349	98.05%	49,731,068	11,932,087	291,297,408
Fabian T. Garcia	2,520,404,238	98.87%	28,896,445	11,652,821	291,297,408
Wayne M. Hewett	2,444,777,142	95.91%	104,249,806	11,926,556	291,297,408
CeCelia G. Morken	2,482,922,064	97.43%	65,505,971	12,525,469	291,297,408
Maria R. Morris	2,453,829,683	96.21%	96,769,924	10,353,897	291,297,408
Felicia F. Norwood	2,503,843,802	98.18%	46,355,245	10,754,457	291,297,408
Ronald L. Sargent	2,312,550,836	90.91%	231,093,504	17,309,164	291,297,408
Charles W. Scharf	2,508,907,788	98.44%	39,867,046	12,178,670	291,297,408
Suzanne M. Vautrinot	2,487,496,376	97.53%	62,987,255	10,469,873	291,297,408

Advisory Vote to Approve Executive Compensation (Say on Pay)

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,367,075,302	92.43%	178,734,946	15,143,256	291,297,408
Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2025

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,692,904,503	94.41%	149,445,241	9,901,168	—
_________________________________
1 Votes cast for the proposal as a percentage of total votes cast for and against.
2 Votes cast for the proposal as a percentage of total votes cast for and against and abstentions.

Shareholder Proposal – Annual Report on Prevention of Workplace Harassment and Discrimination

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
387,372,669	15.13%	2,144,633,205	28,947,630	291,297,408
Shareholder Proposal – Annual Report on Congruency of Political Spending and Corporate Values

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
285,664,310	11.15%	2,247,614,847	27,674,347	291,297,408
Shareholder Proposal – Energy Supply Ratio

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
453,887,990	17.72%	2,069,315,238	37,750,276	291,297,408
Shareholder Proposal – Report on Respecting Indigenous Peoples’ Rights

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
305,990,431	11.95%	2,222,665,081	32,297,992	291,297,408

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 2, 2025	WELLS FARGO & COMPANY

		By:	/s/ EMMA M. BAILEY
Emma M. Bailey
Executive Vice President, Deputy General Counsel and Secretary